VANGUARD TAX-MANAGED FUNDS
              SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 22, 1999


VANGUARD TAX-MANAGED SMALL-CAP FUND
Vanguard Tax-Managed Small-Cap Fund is holding a subscription period from February 22 through March 24, 1999. During this period, the Fund will invest in money market securities rather than follow its normal investment policies. This strategy should allow the Fund to accumulate enough assets to purchase most of the stocks in its target index on a single day--March 25, 1999--which is expected to significantly reduce initial trading costs.
         During the subscription period, you may purchase shares of the Fund by wire or check. You may also instruct Vanguard in writing to exchange assets into the Fund from a different Vanguard account. Assets to be exchanged will remain in the originating account until the close of the subscription (March 24, 1999). VANGUARD WILL COMPLETE YOUR EXCHANGE ONLY IF THERE ARE SUFFICIENT ASSETS IN THE ORIGINATING ACCOUNT ON MARCH 24 TO MEET THE FUND'S MINIMUM INITIAL INVESTMENT REQUIREMENT OF $10,000 ($10 MILLION FOR THE INSTITUTIONAL CLASS).
         The Fund's 1% purchase fee will not apply to shares purchased during the subscription period. However, these purchases will still incur their fair share of trading costs associated with buying stocks. These costs--roughly equivalent to the purchase fee--will be fully reflected in the Fund's share price on March 25, when the Fund begins its normal investment program.

                                                                PS87N-02/22/1999